Exhibit 10.15

EXECUTION COPY

FIRST ALBANY COMPANIES INC.

$10,000,000

8.5% Senior Notes due 2010

NOTE PURCHASE AGREEMENT

Dated as of June 13, 2003

 NY3:#7312731v7NY3:#

Section

Page

2.

SALE AND PURCHASE OF NOTES; ISSUE PRICE FOR TAX PURPOSES.

2.1.

Purchase and Sale of Notes.

2.2.

Issue Price for Tax Purposes.

3.

CLOSING.

4.

CONDITIONS TO CLOSING.

4.1.

Representations and Warranties.

4.2.

Performance; No Default.

4.3.

Compliance Certificates.

4.4.

Opinions of Counsel.

4.5.

Purchase Permitted By Applicable Law, etc.

4.6.

Private Placement Number.

4.7.

Changes in Corporate Structure.

4.8.

Proceedings and Documents.

4.9.

Delivery of Warrants and Registration Rights Agreements.

4.10.

Sale of Other Notes.

5.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

5.1.

Organization; Power and Authority.

5.2.

Authorization, etc.

5.3.

Disclosure.

5.4.

Organization and Ownership of Shares of Subsidiaries.

5.5.

Financial Statements.

5.6.

Compliance with Laws, Other Instruments, etc.

5.7.

Governmental Authorizations, etc.

5.8.

Litigation; Observance of Agreements, Statutes and Orders.

5.9.

Taxes.

5.10.

Title to Property; Leases.

5.11.

Licenses, Permits, etc.

5.12.

Compliance with ERISA.

5.13.

Private Offering by the Company.

5.14.

Use of Proceeds; Margin Regulations.

5.15.

Existing Indebtedness.

5.16.

Foreign Assets Control Regulations, etc.

5.17.

Status under Certain Statutes.

6.

REPRESENTATIONS OF THE PURCHASERS.

6.1.

Purchase for Investment.

6.2.

Source of Funds.

6.3.

Good Faith Reliance.

7.

INFORMATION AS TO COMPANY.

7.1.

Financial and Business Information.

7.2.

Officer's Certificate.

8.

PREPAYMENT OF THE NOTES.

8.1.

Required Prepayments; Maturity.

8.2.

Optional Prepayments with Make-Whole Amount.

8.3.

Allocation of Partial Prepayments.

8.4.

Maturity; Surrender, etc.

8.5.

Purchase of Notes.

8.6.

Make-Whole Amount.

9.

AFFIRMATIVE COVENANTS.

9.1.

Compliance with Law.

9.2.

Insurance.

9.3.

Maintenance of Properties.

9.4.

Payment of Taxes and Claims.

9.5.

Corporate Existence, etc.

10.

NEGATIVE COVENANTS.

10.1.

Incurrence of Debt by Company.

10.2.

Incurrence of Debt by First Albany Corporation.

10.3.

Liens.

10.4.

Limitations on Use of Proceeds from Sales of Material Assets.

10.5.

Consolidated Net Worth.

10.6.

FAC Adjusted Cash Flow Coverage Ratio.

10.7.

Restricted Payments.

10.8.

Transactions with Affiliates.

11.

EVENTS OF DEFAULT.

12.

REMEDIES ON DEFAULT, ETC.

12.1.

Acceleration.

12.2.

Other Remedies.

12.3.

Rescission.

12.4.

No Waivers or Election of Remedies, Expenses, etc.

13.

REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1.

Registration of Notes.

13.2.

Transfer and Exchange of Notes.

13.3.

Replacement of Notes.

14.

PAYMENTS ON NOTES.

14.1.

Place of Payment.

14.2.

Home Office Payment.

15.

EXPENSES, ETC.

15.1.

Transaction Expenses.

15.2.

Survival.

16.

SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

17.

AMENDMENT AND WAIVER.

17.1.

Requirements

18.

NOTICES.

19.

MISCELLANEOUS.

19.1.

Successors and Assigns.

19.2.

Payments Due on Non-Business Days.

19.3.

Severability.

19.4.

Construction.

19.5.

Counterparts.

19.6.

Governing Law.

SCHEDULE A

--

INFORMATION RELATING TO PURCHASER

SCHEDULE B

--

DEFINED TERMS

SCHEDULE 4.7

--

Changes in Corporate Structure

SCHEDULE 5.3

--

Disclosure Materials

SCHEDULE 5.4

--

Subsidiaries of the Company and

  Ownership of Subsidiary Stock

SCHEDULE 5.5

--

Financial Statements

SCHEDULE 5.8

--

Certain Litigation

SCHEDULE 5.11

Patents, etc.

SCHEDULE 5.15

--

Existing Indebtedness/Liens

SCHEDULE 10.4

Existing Capital Commitments of the Company

EXHIBIT 1

--

Form of 8.5% Senior Note due 2010

EXHIBIT 4.4

--

Form of Opinion of Stephen Wink, General

  Counsel and Secretary of the Company

FIRST ALBANY COMPANIES INC.

30 S. Pearl Street

Albany, New York  12201

Tel:  518-447-8500

Fax:  518-447-8068

8.5% Senior Notes due 2010

As of June 13, 2003

TO EACH OF THE PURCHASERS

LISTED IN THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

First Albany Companies Inc., a corporation duly organized and validly existing under the laws of the State of New York (the "Company"), agrees with you as follows:

1.

AUTHORIZATION OF NOTES.

The Company will authorize the issue and sale of $10,000,000 aggregate principal amount of its 8.5% Senior Notes due 2010 (the "Notes", such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Notes shall be substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by you and the Company.  Certain capitalized terms used in this Agreement are defined in Schedule A; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2.

SALE AND PURCHASE OF NOTES; ISSUE PRICE FOR TAX PURPOSES.

2.1.

Purchase and Sale of Notes.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and the other purchaser named in Schedule A (the "Other Purchaser"), and you and the Other Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite your names in Schedule A at the purchase price of 100% of the principal amount thereof.  Your obligation hereunder and the obligations of the Other Purchaser are several and not joint obligations, and you shall have no liability to any Person for the performance or non-performance by the Other Purchaser hereunder.

2.2.

Issue Price for Tax Purposes.

You, the Other Purchaser and the Company hereby acknowledge and agree that the warrants issued to you and the Other Purchaser as contemplated by Section 4.9 are part of an investment unit with the meaning of Section 1273(c)(2) of the Code, which includes the Notes, the aggregate issue price of which is the principal amount of the Notes.  Notwithstanding anything to the contrary contained herein, you, the Other Purchaser and the Company hereby further acknowledge and agree that for United States federal, state and local income tax purposes (a) the portion of such aggregate issue price allocable to each warrant shall be an amount determined by the Company applying the  Black Scholes Method, using (i) a volatility factor of 19%, (ii) an interest rate equal to the hypothetical average of the interest rate for a 5 year US Treasury Note and the interest rate for a 10 year US Treasury Note calculated in accordance with the following formula:

(A) x 7     +     (B) x 7

5                     10
__________________

2

where:

     A = the interest rate for a 5 year US Treasury Note as of the day preceding the Closing,

     B = the interest rate for a 10 year US Treasury Note as of the day preceding the Closing,

(iii) the closing price of the shares of common stock of the Company as traded on the NASDAQ system on the day preceding the Closing, (iv) the strike price of such warrant, and (v) the expiration date of such warrant; and (b) the portion of the aggregate issue price allocable to the Notes purchased by you hereunder shall be an amount equal to the excess of the principal amount of such Notes over the portion of the aggregate issue price allocable to the Warrant as determined pursuant to the preceding clause (a).  The determination of the allocation of the aggregate issue price shall be made by the Company in a manner consistent with the foregoing and the Company shall notify you of such determination.  The Company's determination shall be conclusive absent manifest error. You, the Other Purchaser and the Company agree to use the allocation of issue price so determined for all income tax purposes with respect to this transaction.

3.

CLOSING.

The sale and purchase of the Notes to be purchased by you and the Other Purchaser shall occur at the offices of Milbank, Tweed, Hadley & McCloy LLP at 10:00 a.m., New York City time, at a closing (the "Closing") on June 13, 2003 or on such other Business Day thereafter on or prior to June 13, 2003 as may be agreed upon by the Company and you and the Other Purchaser.  At the Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company at JP Morgan Chase, 4 New York Plaza, New York, N.Y.  10004, ABA# 021000128, FBO First Albany Corp., A/C #066 002 044, FFC to First Albany Companies, FAC Cust A/C# 19351-100.  If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4.

CONDITIONS TO CLOSING.

Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

4.1.

Representations and Warranties.

The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

4.2.

Performance; No Default.

The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated herein) no Default or Event of Default shall have occurred and be continuing.

4.3.

Compliance Certificates.

(a)

Officer's Certificate.  The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.7 have been fulfilled.

(b)

Secretary's Certificate.  The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

4.4.

Opinions of Counsel.

You shall have received an opinion in form and substance satisfactory to you, dated the date of the Closing from Stephen Wink, General Counsel and Secretary of the Company, covering the matters set forth in Exhibit 4.4 and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to you).

4.5.

Purchase Permitted By Applicable Law, etc.

On the date of the Closing your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation U, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof.  If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6.

Private Placement Number.

A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

4.7.

Changes in Corporate Structure.

Except as specified in Schedule 4.7, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.8.

Proceedings and Documents.

All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

4.9.

Delivery of Warrants and Registration Rights Agreements.

The Company shall have (a) issued, executed and delivered to each of you and the Other Purchaser a warrant to purchase 200,000 shares of the common stock of the Company and (b) delivered an execution copy of (i) a Registration Rights Agreement dated as of June 13, 2003 between the Company and you, and (ii) a Registration Rights Agreement dated as of June 13, 2003 between the Company and the Other Purchaser.

4.10.

Sale of Other Notes.

Contemporaneously with the Closing, the Company shall sell to the Other Purchaser and the Other Purchaser shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

5.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to you that:

5.1.

Organization; Power and Authority.

The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

5.2.

Authorization, etc.

This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3.

Disclosure.

The Company has delivered to you and the Other Purchaser a copy of a Confidential Information Memorandum, dated November 2002 (the "Confidential Information Memorandum"), as supplemented by a Supplemental Confidential Information Memorandum, dated June 2003 (the "Supplemental Memorandum" and together with the Confidential Information Memorandum, the "Memorandum"), relating to the transactions contemplated hereby.  Except as disclosed in Schedule 5.3, this Agreement, the Memorandum, the Company’s 2002 Annual Report on Form 10-K and all other reports filed with the SEC subsequent to the date of the Memorandum (the "Exchange Act Filings"), the documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.  Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the Exchange Act Filings, or in the financial statements listed in Schedule 5.5, since December 31, 2002, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

5.4.

Organization and Ownership of Shares of Subsidiaries.

(a)  Schedule 5.4 contains (except as noted therein) complete and correct lists of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary.

(b)  All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(c)  Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d)  No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

5.5.

Financial Statements.

The Company has delivered to you copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5.  All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6.

Compliance with Laws, Other Instruments, etc.

The execution, delivery and performance by the Company of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

5.7.

Governmental Authorizations, etc.

No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

5.8.

Litigation; Observance of Agreements, Statutes and Orders.

(a)  Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b)  Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.9.

Taxes.

The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP.  The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect.  The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate.  The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 2002.

5.10.

Title to Property; Leases.

The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement.  All leases that the Company or any Subsidiary is party to as lessee and that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

5.11.

Licenses, Permits, etc.

Except as disclosed in Schedule 5.11 the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

5.12.

Compliance with ERISA.

(a)  The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(b)  The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(c)  The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406(a) of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code.  The representation by the Company in the first sentence of this Section 5.12(c) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

5.13.

Private Offering by the Company.

Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than Institutional Investors which have been offered the Notes at a private sale for investment.  Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

5.14.

Use of Proceeds; Margin Regulations.

The Company will apply the proceeds of the sale of the Notes to general corporate purposes of the Company and First Albany Corporation, including, without limitation, to repay outstanding intercompany Indebtedness.  Margin stock does not constitute more than 25% of the value of the consolidated assets of the Company and its Subsidiaries.  As used in this Section, the terms "margin stock" shall have the meanings assigned to them in said Regulation U.

5.15.

Existing Indebtedness.

Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of December 31, 2002, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries.  Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

5.16.

Foreign Assets Control Regulations, etc.

Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate (i) the Trading with the Enemy Act, as amended, (ii) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or (iii) Executive Order No. 13,224, 66 Fed Reg 49,079 (2001), issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism).

5.17.

Status under Certain Statutes.

Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended.

6.

REPRESENTATIONS OF THE PURCHASERS.

6.1.

Purchase for Investment.

You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control.  You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

6.2.

Source of Funds.

You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

(a)  the Source is an "insurance company general account" (as the term is defined in PTE 95-60 (issued July 12, 1995)) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the "NAIC Annual Statement")) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with your state of domicile; or

(b)  the Source is a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c)  the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991), and no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d)  the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (d); or

(e)  the Source constitutes assets of a "plan(s)" (within the meaning of Section IV of PTE 96-23 (the "INHAM Exemption")) managed by an "in-house asset manager" or "INHAM" (within the meaning of Part IV of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of "control" in Section IV(h) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this paragraph (e); or

(g)  the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

6.3.

Good Faith Reliance.

You represent that, in making your determination to purchase the Notes, you:

(a)

have received and reviewed the Exchange Act Filings and have relied on the financial and other information concerning the Company and its Subsidiaries set forth therein; and

(b)

are relying upon the Consolidated Net Worth and the consolidated cash flows of the Company and its Subsidiaries to support your investment, and in good faith, you have not relied on the current value of any margin stock owned by the Company or its Subsidiaries as direct or indirect security for your investment in the Company.

7.

INFORMATION AS TO COMPANY.

7.1.

Financial and Business Information.

The Company shall deliver to each holder of Notes:

(a)

Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i)

a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

(ii)

consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

(b)

Annual Statements -- within 105 days after the end of each fiscal year of the Company, duplicate copies of,

(i)

a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

(ii)

consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(b);

(c)

SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission;

(d)

Notice of Default or Event of Default -- promptly, and in any event within ten days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e)

ERISA Matters -- promptly, and in any event within ten days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i)

with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii)

the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii)

any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

(f)  Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

(g)  Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

7.2.

Officer's Certificate.

Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

(a)

Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10 hereof, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

(b)

Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

8.

PREPAYMENT OF THE NOTES.

8.1.

Required Prepayments; Maturity.

As provided therein, the entire unpaid principal amount of the Notes shall be due and payable on June 30, 2010 (the "Final Maturity Date").  On each Principal Payment Date, the Company will prepay $2,000,000 principal amount of the Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Notes pursuant to Section 8.2 the principal amount of each required prepayment of the Notes becoming due under this Section 8.1 on and after the date of such prepayment shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment.

8.2.

Optional Prepayments with Make-Whole Amount.

The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount.  The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment.  Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation.  Two Business Days prior to such prepayment, the Company shall deliver to each Holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

8.3.

Allocation of Partial Prepayments.

In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.4.

Maturity; Surrender, etc.

In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any.  From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.  Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.5.

Purchase of Notes.

The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes.  The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.6.

Make-Whole Amount.

The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero.  For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

"Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

"Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

"Reinvestment Yield" means, with respect to the Called Principal of any Note, 2% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page PX1" on Bloomberg Financial Markets (or such other display as may replace Page PX1 on Bloomberg Financial Markets) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

"Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

"Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

"Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.

AFFIRMATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:

9.1.

Compliance with Law.

The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2.

Insurance.

The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, in such amounts as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3.

Maintenance of Properties.

The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair and working order (other than ordinary wear and tear), except for any non-maintenance of properties that the Company has concluded would not reasonably be expected to have a Material Adverse Effect.

9.4.

Payment of Taxes and Claims.

The Company will and will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes, assessments and claims in the aggregate could not reasonably be expected to have a Material Adverse Effect.

9.5.

Corporate Existence, etc.

The Company will at all times preserve and keep in full force and effect its corporate existence, and the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect the corporate existence of any Subsidiary or any such right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

10.

NEGATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:

10.1.

Incurrence of Debt by Company.

The Company will not directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Debt other than Permitted Company Debt, unless, (a) such Debt is unsecured and is pari passu with, or subordinated in right of payment to, the Indebtedness hereunder and under the Notes and (b) on the date the Company becomes liable with respect to any such Debt,

(i)

the Adjusted Cash Flow Coverage Ratio, as calculated on a pro forma basis in accordance with Article 11 of Regulation S-X promulgated pursuant to the Securities Act ("Pro Forma Basis") after giving effect thereto, to the use of proceeds thereof and to the concurrent retirement of any other Debt as of the last day of the fiscal quarter of the Company most recently ended, is not less than 3.0 to 1, and

(i)

immediately after giving effect thereto and the concurrent retirement of any other Debt, Consolidated Debt does not exceed 45% of Consolidated Total Capitalization.

i.1.

Incurrence of Debt by First Albany Corporation.

The Company will not permit First Albany Corporation, directly or indirectly, to create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Debt other than Permitted First Albany Corporation Debt, unless, (a) such Debt is unsecured and (b) on the date First Albany Corporation becomes liable with respect to any such Debt, the Adjusted Cash Flow Coverage Ratio as calculated on a Pro Forma Basis after giving effect thereto, to the use of proceeds thereof and to the concurrent retirement of any other Debt as of the last day of the fiscal quarter of the Company most recently ended, is not less than 3.0 to 1.

i.2.

Liens.

The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset of the Company or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except:

(a)

Liens existing on the date of this Agreement and described in Schedule 5.15 hereto;

(b)

Liens required to be created under the Short Term Secured Credit Facilities;

(c)

Liens securing Permitted Company Debt or Permitted First Albany Corporation Debt; provided that in the case of Debt referred to in clause (c) of the definition of Permitted Company Debt:

(i)

any such Lien shall extend solely to the item or items of such property (or improvement thereon) so acquired or constructed and, if required by the terms of the instrument originally creating such Lien, other property (or improvement thereon) which is an improvement to or is acquired for specific use in connection with such acquired or constructed property (or improvement thereon) or which is real property being improved by such acquired or constructed property (or improvement thereon),

(ii)

the principal amount of the Debt secured by any such Lien shall at no time exceed an amount equal to the cost to the Company or such Subsidiary of the property (or improvement thereon) so acquired or constructed, and

(iii)

any such Lien shall be created contemporaneously with, or within 270 days after, the acquisition or construction of such property;

(d)

Liens for taxes, assessments or other governmental charges which are not yet due and payable or the payment of which is not at the time required by Section 9.4;

(e)

statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums that are not overdue for more than 30 days;

(f)

Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (i) in connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits, or (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

(g)

any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after the expiration of any such stay;

(h)

leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company or any of its Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from the value of such property;

(i)

Liens on property or assets of the Company or any of its Subsidiaries securing Debt owing to the Company or to another Subsidiary;

(j)

any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Company or a Subsidiary or its becoming a Subsidiary, or any Lien existing on any property acquired by the Company or any Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person's becoming a Subsidiary or such acquisition of property, and (ii) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property; and

(k)

any Lien renewing, extending or refunding any Lien permitted above, provided that (i) the principal amount of Debt secured by such Lien immediately prior to such extension, renewal or refunding is not increased or the maturity thereof reduced, (ii) such Lien is not extended to any other property, and (iii) immediately after such extension, renewal or refunding no Default or Event of Default would exist;

provided that, notwithstanding the foregoing, the Company shall not directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on any shares of capital stock of First Albany Corporation or any of its other Subsidiaries.

i.3.

Limitations on Use of Proceeds from Sales of Material Assets.

The Company shall not, and shall not permit any of its Subsidiaries to use the net cash proceeds from any sale, transfer, conveyance, assignment, exchange, lease, sublease, cancellation or termination of any lease or sublease, sale/leaseback, mortgage or other disposition ("Dispositions") of any asset which is Material (excluding any such Disposition made by the Company or any of its Subsidiaries in the ordinary course of business) for any purpose other than (a) to fund the working capital requirements and pay or prepay any Indebtedness of the Company and First Albany Corporation, (b) to replace an asset that was the subject of such Disposition or (c) in the case of a Disposition of a financial investment, to fund capital commitments existing on the date hereof in respect of the Company's venture capital business and listed in Schedule 10.4 attached hereto.

i.4.

Consolidated Net Worth.

The Company will not, at any time, permit Consolidated Net Worth to be less than $50,000,000.

i.5.

FAC Adjusted Cash Flow Coverage Ratio.

The Company will not permit the FAC Adjusted Cash Flow Coverage Ratio, as of the last day of any fiscal quarter of the Company, to be less than 1.2 to 1.

i.6.

Restricted Payments.

The Company will not, and will not permit any of its Subsidiaries to, declare or make, or incur any liability to declare or make, any Restricted Payments except:

(a)

any Subsidiary may make Restricted Payments to the Company;

(b)

the Company and any Subsidiary may make any Restricted Payment solely for the purpose of prepaying Indebtedness permitted under Sections 10.1 and 10.2;

(c)

the Company may declare and pay dividends with respect to its common stock;

(d)

the Company may repurchase, redeem or acquire its common stock; and

the Company may make any other Restricted Payments so long as the making of such Restricted Payment would not result in a breach of any covenant of the Company contained in Section 9 or 10.

i.7.

Transactions with Affiliates.

The Company will not and will not permit any Subsidiary to enter into directly or indirectly any transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

2.

EVENTS OF DEFAULT.

An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

(a)  the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b)  the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c)  the Company defaults in the performance of or compliance with any term contained in Section 7.1(d) or Sections 10.1 through 10.8, inclusive, and such default continues for a period of 15 consecutive calendar days; or

(d)  the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 11); or

(e)  any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

(f)  (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $1,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $1,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) the Company or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $1,000,000; or

(g)  the Company or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(h)  a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or

(i)  a final judgment or judgments for the payment of money aggregating in excess of $1,000,000 are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(j)  if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $1,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect; or

(k)  First Albany Corporation shall fail to be a Wholly-Owned Subsidiary.

As used in Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

3.

REMEDIES ON DEFAULT, ETC.

3.1.

Acceleration.

(a)  If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b)  If any other Event of Default has occurred and is continuing, the Required Holders may at any time at their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c)  If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.  The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

3.2.

Other Remedies.

If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

3.3.

Rescission.

At any time after any Notes have been declared due and payable pursuant to paragraph (b) or (c) of Section 12.1, the Required Holders by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes.  No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

3.4.

No Waivers or Election of Remedies, Expenses, etc.

No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies.  No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.  Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

4.

REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

4.1.

Registration of Notes.

The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes.  The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register.  Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary.

4.2.

Transfer and Exchange of Notes.

Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in authorized denominations reflecting the original aggregate principal amount of the Note so transferred or exchanged, but shall represent only the current outstanding principal amount of the Note so transferred or exchanged.  Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1.  Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon.  The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes.  Notes shall not be transferred in denominations of less than $1,000,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $1,000,000.  Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

4.3.

Replacement of Notes.

Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note, and

(a)

in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $10,000,000 in excess of the outstanding principal amount of such Note, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b)

in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

1.

PAYMENTS ON NOTES.

1.1.

Place of Payment.

Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Albany, New York at the principal office of the Company in such jurisdiction.  The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

1.2.

Home Office Payment.

So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1.  Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2.  The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

2.

EXPENSES, ETC.

2.1.

Transaction Expenses.

Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and the Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation:  (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes.  The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

2.2.

Survival.

The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

3.

SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note.  All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement  shall be deemed representations and warranties of the Company under this Agreement.  Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

4.

AMENDMENT AND WAIVER.

4.1.

Requirements

This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5 or 6 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12 or 17.

0.1

Binding Effect, etc.

Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver.  No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.  No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note.  As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

1.

NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid).  Any such notice must be sent:

(i)

if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

(ii)

if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

(iii)

if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Chief Financial Officer with a copy to the General Counsel and Secretary of the Company, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

1.

MISCELLANEOUS.

1.1.

Successors and Assigns.

All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

1.2.

Payments Due on Non-Business Days.

Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

1.3.

Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

1.4.

Construction.

Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.  Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

1.5.

Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

1.6.

Governing Law.

This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

*    *    *    *    *

If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

Very truly yours,

FIRST ALBANY COMPANIES INC.

By

/S/ ALAN GOLDBERG

    Title: President and Co-Chief Executive Officer

The foregoing is hereby

agreed to as of the

date thereof.

KANSAS CITY LIFE INSURANCE COMPANY

By

/S/  TRACY KNAPP

    Title:  Senior Vice President, Finance

FARM BUREAU LIFE INSURANCE COMPANY

By

/S/  ROBERT RUMMELHART

    Title:  Investment Vice President

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Principal Amount of

Name and Address of Purchaser

Notes to be Purchased

KANSAS CITY LIFE INSURANCE COMPANY

 $

5,000,000

(nominee: UMBTRU & Co.)

  (1)

All payments by wire transfer of immediately available funds to:

see attached

with sufficient information to identify the source and application of such funds.

  (2)

All notices of payments and written confirmations of such wire transfers:

Investment Division

Kansas City Life Insurance Company

3520 Broadway Street

Kansas City, MO  64110

Attention: Kim Martin and Vice President of Securities Department

  (3)

All other communications:

Investment Division

Kansas City Life Insurance Company

3520 Broadway Street

Kansas City, MO  64110

Attention: Kim Martin and Vice President of Securities Department

INFORMATION RELATING TO PURCHASERS

Principal Amount of

Name and Address of Purchaser

Notes to be Purchased

FARM BUREAU LIFE INSURANCE COMPANY

$

5,000,000

(nominee:  AUER & COMPANY)

  (1)

All payments by wire transfer of immediately available funds to:

Deutsche Bank ABA # 021 001 033

Private Placement Processing # 99 911 145

For credit to # 098642

Farm Bureau Life Insurance Company

Description of Payment

with sufficient information to identify the source and application of such funds.

  (2)

All notices of payments and written confirmations of such wire transfers:

Farm Bureau Life Insurance Company

State Street Corporation

5400 University Avenue

16 Wall Street, 4th Floor

West Des Moines, IA 50266

New York, NY 10005

Attn:  Investment Dept.

Attn:  Rich McCormick

  (3)

All other communications:

Farm Bureau Life Insurance Company

State Street Corporation

5400 University Avenue

16 Wall Street, 4th Floor

West Des Moines, IA 50266

New York, NY 10005

Attn:  Investment Dept.

Attn:  Rich McCormick

SCHEDULE B

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

"Adjusted Cash Flow Coverage Ratio" means, at any time, the ratio of (a) Adjusted Consolidated Cash Flow for the then most recently concluded period of four consecutive fiscal quarters, to (b) Interest Charges for such period.

"Adjusted Consolidated Cash Flow" means, with respect to any period, Consolidated Net Income for such period plus all amounts deducted in the computation thereof on account of (a) Interest Charges, (b) taxes imposed on or measured by income or excess profits, and (c) non-cash expenses of the Company and its Subsidiaries, including, without limitation, expenses related to depreciation, amortization, restricted stock, options, deferred compensation and forgivable loans, and to the extent Adjusted Consolidated Cash Flow is calculated on a Pro Forma Basis, all such amounts shall be similarly calculated.

"Affiliate" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests.  As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

"Business Day" means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City, Kansas City, Missouri or Des Moines, Iowa are required or authorized to be closed.

"Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

"Capital Lease Obligation" means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

"Closing" is defined in Section 3.

"Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

"Company" means First Albany Companies Inc., a New York corporation, or any successor thereto that shall have become such in the manner prescribed in Section 10.2.

"Consolidated Debt" means, as of any date of determination, the total of all Debt of the Company and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

"Consolidated Net Income" means, with reference to any period, the net income (or loss) from continuing operations of the Company and its Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

"Consolidated Net Worth" means, at any time,

(a)

the total assets of the Company and its Subsidiaries which would be shown as assets on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries, minus

(b)

the total liabilities of the Company and its Subsidiaries which would be shown as liabilities on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP

"Consolidated Total Capitalization" means, at any time, the sum of Consolidated Net Worth and Consolidated Debt.

"Debt" means, with respect to any Person, without duplication,

(a)	its liabilities for borrowed money;

(b)	its Capital Lease Obligations

(c)	all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and

(d)	any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (c) hereof provided that, in each case, the terms of any instrument or agreement relating thereto matures one year or more from, or is directly or indirectly renewable or extendible at the option of such Person in respect thereof to a date one year or more (including, without limitation, an option of such Person under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more) from, the date of the creation thereof.

Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (d) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

"Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

"Default Rate" means that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest published in the Wall Street Journal as the United States "prime" rate.

"Disposition" is defined in Section 10.4.

"Distribution" means, in respect of any corporation, association or other business entity:

(a)

dividends or other distributions or payments on capital stock or other equity interest of such corporation, association or other business entity (except distributions in such stock or other equity interest); and

(b)

the redemption or acquisition of such stock or other equity interests or of warrants, rights or other options to purchase such stock or other equity interests (except when solely in exchange for such stock or other equity interests) unless made, contemporaneously, from the net proceeds of a sale of such stock or other equity interests.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

"ERISA Affiliate" means any trade or business  (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

"Event of Default" is defined in Section 11.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Exchange Act Filings" is defined in Section 5.3.

"FAC Adjusted Cash Flow" means, with respect to any period, FAC Net Income for such period plus all amounts deducted in the computation thereof on account of (a) FAC Interest Charges, (b) taxes imposed on or measured by income or excess profits, and (c) non-cash expenses of First Albany Corporation, including, without limitation, expenses related to depreciation, amortization, restricted stock, options, deferred compensation and forgivable loans, and to the extent FAC Adjusted Cash Flow is calculated on a Pro Forma Basis, all such amounts shall be similarly calculated.

"FAC Adjusted Cash Flow Coverage Ratio" means, at any time, the ratio of (a) FAC Adjusted Cash Flow for the then most recently concluded period of four consecutive fiscal quarters to (b) FAC Interest Charges for such period.

"FAC Interest Charges" means, with respect to any period, the sum (without duplication) of the following: (a) all interest in respect of Debt of First Albany Corporation (including imputed interest on Capital Lease Obligations) deducted in determining FAC Net Income for such period, and (b) all debt discount and expense amortized or required to be amortized in the determination of FAC Net Income for such period.

"FAC Net Income" means, with reference to any period, the net income (or loss) from continuing operations of the First Albany Corporation for such period, as determined in accordance with GAAP.

"Fair Market Value" means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

"Final Maturity Date" is defined in Section 8.1.

"Financial Contracts" means option contracts, options on futures contracts, futures contracts, forward foreign currency exchange contracts, options on foreign currencies, repurchase agreements, reverse repurchase agreements, securities lending agreements, short sale agreements, when-issued securities, Swaps and any other similar arrangements entered into by First Albany Corporation in the ordinary course of its business.

"GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

"Governmental Authority" means

(a)	the government of
(i)	the United States of America or any State or other political subdivision thereof, or
(ii)	any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or
(b)	any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

"Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a)	to purchase such indebtedness or obligation or any property constituting security therefor;

(b)

to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c)

to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

(d)	otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

"holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

"Indebtedness" with respect to any Person means, at any time, without duplication,

(a)	its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

(b)

its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c)	all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

(d)	all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

(e)

all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

(f)	Swaps of such Person; and

(g)	any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

"Interest Charges" means, with respect to any period, the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP): (a) all interest in respect of Debt of the Company and its Subsidiaries (including imputed interest on Capital Lease Obligations, but excluding interest on Debt under the Short Term Secured Credit Facilities) deducted in determining Consolidated Net Income for such period, and (b) all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Income for such period.

"Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

"Make-Whole Amount" is defined in Section 8.6.

"Material" means material in relation to the business, operations, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

"Material Adverse Effect" means a material adverse effect on (a) the business, operations, financial condition or assets of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

"Memorandum" is defined in Section 5.3.

"Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

"Notes" is defined in Section 1.

"Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

"PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

"Permitted Company Debt" means:

(a)	Debt hereunder and under the Notes;

(b)	Capital Lease Obligations of the Company; and

(c)

Debt incurred or assumed to pay all or any part of the purchase price or cost of construction, of real or personal property (or any improvement thereon) acquired or constructed by the Company or a Subsidiary after the date of the Closing;

(d)	Debt owing to First Albany Corporation or any other Wholly-Owned Subsidiary; and

(e)

any extension, renewal or refunding of any Debt permitted pursuant to clauses (a) through (d) above, provided that the principal amount of such Debt immediately prior to such extension, renewal or refunding is not increased.

"Permitted First Albany Corporation Debt" means:

(a)

Debt under the Short Term Secured Credit Facilities, provided that the aggregate principal amount of such Debt shall not exceed $300,000,000 unless the Total Assets to Equity Ratio is less than 15 to 1 at the time of the incurrence of such Debt;

(b)	Debt owing to the Company or a Wholly-Owned Subsidiary;

(c)	obligations under Financial Contracts;

(d)	Debt incurred in connection with First Albany Corporation's deferred compensation plans; and

(e)

any extension, renewal or refunding of any Debt permitted pursuant to clauses (a) through (d) above, provided that the principal amount of such Debt immediately prior to such extension, renewal or refunding is not increased (other than, in the case of Debt permitted pursuant to clause (a) above, increases permitted pursuant to said clause (a)).

"Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

"Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

"Preferred Stock" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

"Principal Payment Date" means each of June 30, 2006, June 30, 2007, June 30, 2008, June 30, 2009, and the Final Maturity Date.

"Pro Forma Basis" is defined in Section 10.1.

"Property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

"PTE" means a Prohibited Transaction Exemption issued by the Department of Labor.

"QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

"Required Holders" means, at any time, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

"Responsible Officer" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this agreement.

"Restricted Payment" means any Distribution in respect of the Company or any Subsidiary of the Company (other than on account of capital stock or other equity interests of a Subsidiary owned legally and beneficially by the Company or another Subsidiary), including, without limitation, any Distribution resulting in the acquisition by the Company of Securities which would constitute treasury stock.  For purposes of this Agreement, the amount of any Restricted Payment made in property shall be the greater of (x) the Fair Market Value of such property (as determined in good faith by the board of directors (or equivalent governing body) of the Person making such Restricted Payment) and (y) the net book value thereof on the books of such Person, in each case determined as of the date on which such Restricted Payment is made.

"Securities Act" means the Securities Act of 1933, as amended from time to time.

"Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

"Short Term Secured Credit Facilities" means bank lines of credit (totaling $300,000,000 on the date hereof) which are available to the Company (but for which no contractual lending obligations exist) and are repayable on demand.

"Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries).  Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

"Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency.  For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

"Total Assets to Equity Ratio" means, at any time, the ratio of (i) the total assets of the Company and its Subsidiaries which would be shown as assets on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries, to (ii) the total stockholder's equity of the Company and its Subsidiaries, which would be shown as such on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP.

"Wholly-Owned Subsidiary" means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.

SCHEDULE 4.7

CHANGES IN CORPORATE STRUCTURE

Not Applicable

SCHEDULE 5.3

DISCLOSURE MATERIALS

Not Applicable

SCHEDULE 5.4

SUBSIDIARIES OF THE COMPANY

AND OWNERSHIP OF SUBSIDIARY STOCK

Company Name	State of Incorporation	Ownership Percentage

First Albany Corporation	New York	100%

First Albany Asset Management	New York	100%

First Albany Enterprise Funding, Inc.	Delaware	100%

FA Technology Ventures Corporation	New York	100%

FAC Management Corporation	New York	100%

SCHEDULE 5.5

FINANCIAL STATEMENTS

1. First Albany Companies Inc. Consolidated Financial Statements as filed with Form 10-K for the fiscal year ended December 31, 2002.

2. First Albany Companies Inc. Consolidated Financial Statements as filed with Form 10-Q for the three month period ended March 31, 2003.

SCHEDULE 5.8

CERTAIN LITIGATION

In 2003, a former client of First Albany Corporation's Retail Sales Division (which Division was sold by the firm in August 2000) brought an arbitration proceeding against First Albany Corporation as well as another broker dealer.  The statement of claim seeks $5 million in damages in connection with certain transactions that occurred in the claimant’s account.  First Albany Corporation believes that it has strong defenses to, and intends to vigorously defend itself against the claimant's claims.

In mid-2002, First Albany Corporation received a subpoena from the Attorney General's Office of the State of New York in connection with the industry-wide probe of research analyst activities.  An industry-wide settlement of these matters has been announced and could result in structural changes in certain aspects of our business. The outcome of these negotiations and the impact of such possible changes on the business of the Company or its results of operations remain uncertain.

In 1998, the Company was named in lawsuits by Lawrence Group, Inc. and certain related entities (the" Lawrence Parties") in connection with a private sale of Mechanical Technology Incorporated stock from the Lawrence Parties that was previously approved by the United States Bankruptcy Court for the Northern District of New York (the "Bankruptcy Court"). First Albany Corporation acted as placement agent in that sale, and a number of employees and officers of First Albany Corporation, who have also been named as defendants, purchased shares in the sale. The complaints alleged that the defendants did not disclose certain information to the sellers and that the price approved by the court was therefore not proper. The cases were initially filed in the Bankruptcy Court and the United States District Court for the Northern District of New York (the "District Court"), and were subsequently consolidated in the District Court. The District Court dismissed the cases, and that decision was subsequently vacated by the United States Court of Appeals for the Second Circuit, which remanded the cases for consideration of the plaintiffs' claims as motions to modify the Bankruptcy Court sale order. The plaintiffs' claims have now been referred back to the Bankruptcy Court for such consideration. The Company believes that it has strong defenses to and intends to vigorously defend itself against the plaintiffs' claims, and believes that the claims lack merit.

In 1999, First Albany Corporation acted as a placement agent for a $7.5 million bond issue. In July 2002, as a result of a dispute between First Albany Corporation and the buyer of the bonds, First Albany Corporation entered into an agreement, which expires on January 4, 2004, that indemnified the buyer for up to $3.7 million of potential realized losses which might be incurred on the outstanding principal amount of the bonds and up to $0.5 million for related legal fees and $0.5 million for unpaid debt service. These bonds are collateralized by a first security interest in certain rights, titles and interests of the company for whom the bonds were issued. As of  March 31, 2003, management has estimated the probable amount of the loss expected to be incurred based upon current conditions and has accordingly accrued a $2.4 million expense related to this agreement of which $0.9 million of this liability has been paid. In entering into this agreement, First Albany Corporation and the buyer of the bonds did not admit or concede to any liability, wrongdoing, misconduct or damages of any kind.

In the normal course of business, the Company has been named a defendant, or otherwise has possible exposure, in several claims. Certain of these are class actions, which seek unspecified damages, which could be substantial. Although there can be no assurance as to the eventual outcome of litigation in which the Company has been named as a defendant or otherwise has possible exposure, the Company believes it has provided for those actions most likely of adverse dispositions.

SCHEDULE 5.11

PATENTS, ETC.

Not Applicable

SCHEDULE 5.15

EXISTING INDEBTEDNESS/LIENS

Debt	December 31, 2002	March 31, 2003

Short term secured credit facilities	$215,100,000	$135,125,000

M&T Bank	$1,173,333	$1,000,000

M&T	$7,125,000	$6,600,000

Capital lease obligations (present value)	$2,708,000	$2,253,000

Subordinated debt	$1,760,000	$1,760,000

SCHEDULE 10.4

EXISTING CAPITAL COMMITMENTS OF THE COMPANY

Capital commitments as of March 31, 2003:

FA Technology Ventures, L.P	$16,300,000

Parallel Investments with FA Technology Ventures, L.P.	$12,200,000

EXHIBIT 1

[FORM OF NOTE]

FIRST ALBANY COMPANIES INC.

8.5% SENIOR NOTE DUE 2010

No. [_____]

__________, ____

$_____

PPN: 318465 A* 2

FOR VALUE RECEIVED, the undersigned, FIRST ALBANY COMPANIES INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of New York, hereby promises to pay to [______________], or registered assigns, the principal sum of [AMOUNT IN WORDS] (or so much thereof as shall not have been prepaid) on June 30, 2010, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 8.5% per annum from the date hereof, payable semiannually, on the 30th day of June and 31st day of December in each year, commencing with the June or December next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 10.5% or (ii) 2% over the rate of interest published in the Wall Street Journal as the United States "prime" rate.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of [Specify bank] in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

This Note is one of the Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of June 13, 2003 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the Purchaser named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement.  This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

This Note shall be construed and enforced in accordance with the laws of the State of New York.

FIRST ALBANY COMPANIES INC.

By_________________________

   Title:

EXHIBIT 4.4

FORM OF OPINION OF STEPHEN WINK,

GENERAL COUNSEL AND SECRETARY OF THE COMPANY

The opinion of Stephen Wink, General Counsel and Secretary of the Company, shall be to the effect that:

1.    The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Transaction Documents and to perform the provisions thereof.

2.    The Transaction Documents have been duly authorized,

executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, receivership,  reorganization, liquidation, moratorium, fraudulent conveyance or transfer or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of such Transaction Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

.

3.   The execution, delivery and performance by the Company of the Transaction Documents will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

4.  No consent, approval or authorization of, or registration, filing or declaration with, any governmental or regulatory authority or agency of the United States or the State of New York is required in connection with the execution, delivery or performance by the Company of the Transaction Documents.

1.

Assuming the Notes and the Warrants are issued and delivered in the manner contemplated by, and in accordance with, the Note Purchase Agreement and the Memorandum, it is not necessary in connection with the issuance and delivery of the Notes and the Warrants to register the Notes or the Warrants under the Securities Act of 1933, as amended, or to qualify an indenture under the Trust Indenture Act of 1939, as amended.

2.

Neither the Company nor any Subsidiary is an “investment company” or a company “controlled” by an “investment company”, in each case within the meanings ascribed to such terms in the Investment Company Act of 1940, as amended, nor is the Company or any Subsidiary subject to regulation under said Act.

1.

Except as disclosed in Schedule 5.8 to the Note Purchase Agreement, there are no actions, suits or proceedings pending or to my knowledge after due inquiry) threatened against or affecting the Company or any Subsidiary, or any property of the Company or any Subsidiary, in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; provided that, for this purpose, any action, suit or proceeding is not considered to be “threatened” unless the potential litigant or Governmental Authority has manifested to the management of the Company or of any Subsidiary an intention to initiate such action, suit or proceeding.

EXECUTION COPY

FIRST ALBANY COMPANIES INC.

REGISTRATION RIGHTS AGREEMENT

Dated as of June 13, 2003

This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience only.

Page

 No.

(a)  Registration Request.

(b)  Limitations on Requested Registration.

2

(c)  Registration Statement Form.

2

(d)  Registration Expenses.

2

(e)  Priority in Cutback Registrations.

2

(f)  Preemption of Requested Registration.

3

2.  Piggyback Registrations.

3

(a)  Right to Include Registrable Securities.

3

(b)  Registration Expenses.

4

(c)  Priority in Cutback Registrations.

4

3.  Registration Procedures.

4

4.  Underwritten Offerings.

8

(a)  Underwritten Requested Offerings.

8

(b)  Underwritten Piggyback Offerings.

8

5.  Holdback Agreements.

9

(a)  By the Holders of Registrable Securities.

9

(b)  By the Company and Other Securityholders.

9

6.  Indemnification.

0

(a)  Indemnification by the Company.

0

(b)  Indemnification by the Sellers.

10

(c)  Notices of Claims, etc.

1

(d)  Contribution.

12

(e)  Other Indemnification.

12

(f)  Indemnification Payments.

13

7.  Covenants Relating to Rule 144.

13

8.  Definitions.

3

9.  Miscellaneous.

6

(a)  Notices.

6

(b)  Entire Agreement.

7

(c)  Amendment.

7

(d)  Waiver.

7

(e)  No Third Party Beneficiary.

7

(f)  Successors and Assigns.

7

(g)  Headings.

7

(h)  Invalid Provisions.

7

(i)  Remedies.

8

(j)  Governing Law.

8

(k)  Counterparts.

8

- # -

FIRST ALBANY COMPANIES INC.

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT dated as of June 13, 2003 is made and entered into by and between Kansas City Life Insurance Company, a Missouri corporation (the "Investor"), and First Albany Companies Inc., a New York corporation (the "Company").  Capitalized terms not otherwise defined herein have the meanings set forth in Section 8.

WHEREAS, pursuant to a note purchase agreement dated as of June 13, 2003 (the “Note Purchase Agreement”) by and between the Company and the Purchasers named therein (including the Investor), the Company, on the date hereof, has issued and sold $10,000,000 aggregate principal amount of its 8.5% Senior Notes due 2010 (the “Notes”) to the Investor pursuant to the terms and conditions set forth therein;

WHEREAS, on the date hereof, the Company has issued, executed, and delivered  a Warrant ( the “Warrant”) exercisable for two hundred thousand (200,000) shares of Common Stock of the Company (the “Shares”) to the Investor; and

WHEREAS, to induce the Investor to purchase the Notes (and as a condition precedent to such purchase) and the Warrants, the Note Purchase Agreement requires that the Company enter into this Agreement with the Investor;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

1.  REQUESTED REGISTRATION.

1.1.

(a)  Registration Request.

  On one occasion, at any time commencing two years after the date hereof, upon the written request of the Investor requesting that the Company effect the registration under the Securities Act of all of such Investor's Registrable Securities and the intended method of disposition thereof, the Company will promptly give written notice (a "Notice of Requested Registration") of such request to all other holders of Registrable Securities, and thereupon will use commercially reasonable efforts to effect the registration under the Securities Act of

(i)  the Registrable Securities which the Company has been so requested to register by the Investor, and

(ii)  all other Registrable Securities the holders of which have made written requests to the Company for registration thereof within fifteen (15) days after the giving of the Notice of Requested Registration, all to the extent required to permit the disposition (in accordance with the intended method thereof) of the Registrable Securities so to be registered.  If requested by the holders of a majority of the Registrable Securities requested to be included in any Requested Registration, the method of disposition of all Registrable Securities included in such registration shall be an underwritten offering effected in accordance with Section 4(a).  Notwithstanding the foregoing, the Company may postpone taking action with respect to a Requested Registration for a reasonable period of time after receipt of the original request (not exceeding one hundred eighty (180) days) if, in the good faith opinion of the Company's Board of Directors, effecting the registration would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require the Company to make public disclosure of information the public disclosure of which would have a material adverse effect upon the Company, provided that the Company shall not delay such action pursuant to this sentence more than once in any twelve (12) month period.  Subject to paragraph (e), the Company may include in such registration other securities of the same class as the Registrable Securities for sale for its own account or for the account of any other Person.

1.2.

(b)  Limitations on Requested Registration.

  Notwithstanding anything herein to the contrary, the Company shall not be required to honor a request for a Requested Registration if

(i)

such request is received with respect to Registrable Securities that may immediately be sold under Rule 144 during any ninety (90) day period;

(i)

such request is received by the Company less than one hundred eighty (180) days following the effective date of any previous registration statement filed in connection with a Piggyback Registration, regardless of whether any holder of Registrable Securities exercised its rights under this Agreement with respect to such registration; or

(ii)

the Shares covered by such Requested Registration have previously been covered by an Effective Registration.

i.1.

(c)  Registration Statement Form.

  A Requested Registration shall be on such appropriate registration form promulgated by the Commission as shall be selected by the Company and shall permit the disposition of such Registrable Securities in accordance with the intended method of disposition.

i.2.

(d)  Registration Expenses.

  The Company will pay all Registration Expenses incurred in connection with a Requested Registration.

i.3.

(e)  Priority in Cutback Registrations.

  If a Requested Registration becomes a Cutback Registration, the Company will include in any such registration to the extent of the number which the Managing Underwriter advises the Company can be sold in such offering (i) first, Registrable Securities requested to be included in such registration pro rata on the basis of the number of Registrable Securities requested to be included by such holders, and (ii) second, other securities of the Company proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among the Company and the holders of such other securities; and any securities so excluded shall be withdrawn from and shall not be included in such Requested Registration.

i.4.

(f)  Preemption of Requested Registration.

  Notwithstanding anything to the contrary contained herein, at any time within thirty (30) days after receiving a written request for a Requested Registration, the Company may elect to effect an underwritten primary registration in lieu of the Requested Registration if the Company's Board of Directors believes that such primary registration would be in the best interests of the Company or if the Managing Underwriter for the Requested Registration advises the Company in writing that in its opinion, in order to sell the Registrable Securities to be sold, the Company should include its own securities.  If the Company so elects to effect a primary registration, the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and shall afford the holders of the Registrable Securities rights contained in Section 2 with respect to Piggyback Registrations.  In the event that the Company so elects to effect a primary registration after receiving a request for a Requested Registration, the requests for a Requested Registration shall be deemed to have been withdrawn and such primary registration shall not be deemed to be a Requested Registration.

2.

2.  PIGGYBACK REGISTRATIONS.

2.1.

(a)  Right to Include Registrable Securities.

  Notwithstanding any limitation contained in Section 1, if the Company at any time proposes after the date hereof to effect a Piggyback Registration, including in accordance with Section 1(f), it will each such time give written notice (a "Notice of Piggyback Registration"), at least fifteen (15) days prior to the anticipated filing date, to all holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 2, which Notice of Piggyback Registration shall include a description of the intended method of disposition of such securities.  Upon the written request of any such holder made within fifteen (15) days after receipt of a Notice of Piggyback Registration (which request shall specify the Registrable Securities intended to be disposed of by such holder), the Company will, subject to the other provisions of this Agreement, include in the registration statement relating to such Piggyback Registration all Registrable Securities which the Company has been so requested to register, all to the extent required to permit the disposition of such Registrable Securities in accordance with the intended method of disposition set forth in the Notice of Piggyback Registration.  Notwithstanding the foregoing, if, at any time after giving a Notice of Piggyback Registration and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith) without prejudice, however, to the rights of any Requesting

 Holder entitled to do so to request that such registration be effected as a Requested Registration under Section 1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.  No registration effected under this Section 2 shall relieve the Company of its obligations to effect a Requested Registration under Section 1.

2.2.

(b)  Registration Expenses.

  The Company will pay all Registration Expenses incurred in connection with each Piggyback Registration.

2.3.

(c)  Priority in Cutback Registrations.

  If a Piggyback Registration becomes a Cutback Registration, the Company will include in such registration to the extent of the amount of the securities which the Managing Underwriter advises the Company can be sold in such offering:

(i)  if such registration as initially proposed by the Company was solely a primary registration of its securities, (x) first, the securities proposed by the Company to be sold for its own account, and (y) second, any Registrable Securities requested to be included in such registration by Requesting Holders, pro rata on the basis of the number of Registrable Securities requested to be included by such holders; and

(ii)  if such registration as initially proposed by the Company was in whole or in part requested by holders of securities of the Company, pursuant to demand registration rights, (x) first, such securities held by the holders initiating such registration and, if applicable, any securities proposed by the Company to be sold for its own account, allocated in accordance with the priorities then existing among the Company and such holders, and (y) second, any Registrable Securities requested to be included in such registration by Requesting Holders, pro rata on the basis of the number of Registrable Securities requested to be included by such holders;

and any securities so excluded shall be withdrawn from and shall not be included in such Piggyback Registration.

3.

3.  REGISTRATION PROCEDURES.

  If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 1 or Section 2, the Company will use commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof.  Without limiting the foregoing, the Company in each such case will, as expeditiously as possible, use commercially reasonable efforts:

(a)  to prepare and file with the Commission the requisite registration statement to effect such registration and to cause such registration statement to become effective;

(b)  prepare and file with the Commission such amendments and supplements to such registration statement and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement, in accordance with the intended methods of disposition thereof, until the earlier of (i) such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (ii) ninety (90) days after such registration statement becomes effective;

(c)  promptly notify each Requesting Holder and the underwriter or underwriters, if any:

(i)

when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

(ii)

of the notification to the Company by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of, or of the issuance by the Commission of, any stop order suspending the effectiveness of such registration statement; and

(iii)

of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

(d)  furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to such holder's Registrable Securities, and such other documents, as such seller may reasonably request to facilitate the disposition of its Registrable Securities;

(e)  to register or qualify all Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each holder thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holder, except that the Company shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph (e) be obligated to be so qualified, (ii) to subject itself to taxation in any such jurisdiction or (iii) to consent to general service of process in any jurisdiction;

(f)  use reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable each holder thereof to consummate the disposition of such Registrable Securities;

(g)  furnish to each Requesting Holder a signed counterpart, addressed to such holder (and the underwriters, if any), of

(i)  an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), and

(ii)  a "comfort" letter, if customary for such transaction and in accordance with SAS 72, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten Public Offerings of securities and, in the case of the accountants' letter, such other financial matters, as such holder (or the underwriters, if any) may reasonably request;

(h)  notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such holder promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(i)  otherwise use reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12)

months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(j)  make available for inspection by a seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement.  Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public.  The seller of Registrable Securities agrees by acquisition of such Registrable Securities that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(k)  provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

(l)  use reasonable efforts to cause all Registrable Securities covered by such registration statement to be listed, upon official notice of issuance, on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed.

The Company may require each holder of Registrable Securities as to which any registration is being effected to, and each such holder, as a condition to including Registrable Securities in such registration, shall, furnish the Company with such information and affidavits regarding such holder and the distribution of such securities as the Company may from time to time reasonably request in writing in connection with such registration.

Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (h), such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (h) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.  In the event the Company shall give any such notice, the period referred to in paragraph (b) shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to paragraph (h) and to and including the date when each holder of any Registrable Securities covered by such registration statement shall receive the copies of the supplemented or amended prospectus contemplated by paragraph (h).

4.

4.  UNDERWRITTEN OFFERINGS.

4.1.

(a)  Underwritten Requested Offerings.

  In the case of any underwritten Public Offering being effected pursuant to a Requested Registration, the Managing Underwriter and any other underwriter or underwriters with respect to such offering shall be selected, after consultation with the holders of the Registrable Securities to be included in such underwritten offering, by the Company with the consent of the holders of a majority of the Registrable Securities to be included in such underwritten offering, which consent shall not be unreasonably withheld.  The Company shall enter into an underwriting agreement in customary form with such underwriter or underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in Section 6.  The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters also be made to and for their benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to their obligations.  No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder and its ownership of the securities being registered on its behalf and such holder's intended method of distribution and any other representation required by law.  No Requesting Holder may participate in such underwritten offering unless such holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement.  If any Requesting Holder disapproves of the terms of an underwriting, such holder may elect to withdraw therefrom and from such registration by notice to the Company and the Managing Underwriter, and each of the remaining Requesting Holders shall be entitled to increase the number of Registrable Securities being registered to the extent of the Registrable Securities so withdrawn in the proportion which the number of Registrable Securities being registered by such remaining Requesting Holder bears to the total number of Registrable Securities being registered by all such remaining Requesting Holders.

4.2.

(b)  Underwritten Piggyback Offerings.

  If the Company at any time proposes to register any of its securities in a Piggyback Registration and such securities are to be distributed by or through one or more underwriters, the Company will, subject to the provisions of Section

 2(c), use commercially reasonable efforts, if requested by any holder of Registrable Securities, to arrange for such underwriters to include the Registrable Securities to be offered and sold by such holder Requesting Holders among the securities to be distributed by such underwriters, and such holders shall be obligated to sell their Registrable Securities in such Piggyback Registration through such underwriters on the same terms and conditions as apply to the other Company securities to be sold by such underwriters in connection with such Piggyback Registration.  The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriter or underwriters.  No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder and its ownership of the securities being registered on its behalf and such holder's intended method of distribution and any other representation required by law.  No Requesting Holder may participate in such underwritten offering unless such holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement.  If any Requesting Holder disapproves of the terms of an underwriting, such holder may elect to withdraw therefrom and from such registration by notice to the Company and the Managing Underwriter, and each of the remaining Requesting Holders shall be entitled to increase the number of Registrable Securities being registered to the extent of the Registrable Securities so withdrawn in the proportion which the number of Registrable Securities being registered by such remaining Requesting Holder bears to the total number of Registrable Securities being registered by all such remaining Requesting Holders.

5.

5.  HOLDBACK AGREEMENTS.

5.1.

(a)  By the Holders of Registrable Securities.

  Unless the Managing Underwriter (or, in the case of a non-underwritten Public Offering, the Company) otherwise agrees, each holder of Registrable Securities, by acquisition of such Registrable Securities, agrees, to the extent permitted by law, not to effect any public sale or distribution (including a sale under Rule 144) of such securities, or any securities convertible into or exchangeable or exercisable for such securities, during the fourteen (14) days prior to and the ninety (90) days after the effective date of any registration statement filed by the Company in connection with a Public Offering, except as part of such registration statement, whether or not such holder participates in such registration.

5.2.

(b)  By the Company and Other Securityholders.

  Unless the Managing Underwriter otherwise agrees, the Company agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the fourteen (14) days prior to and the ninety (90) days after the effective date of the registration statement filed in connection with an underwritten offering made pursuant to a Requested Registration, except as part of such underwritten registration and except pursuant to registrations on Form S-4 or Form S-8 promulgated by the Commission or any successor or similar forms thereto.

6.

6.  INDEMNIFICATION.

6.1.

(a)  Indemnification by the Company.

  The Company shall, to the full extent permitted by law, indemnify and hold harmless each seller of Registrable Securities included in any registration statement filed in connection with a Requested Registration or a Piggyback Registration, its directors and officers, and each other Person, if any, who controls any such seller within the meaning of the Securities Act, against any Losses, claims, damages, expenses or liabilities, joint or several (together, "Losses"), to which such seller or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and the Company shall reimburse such seller and each such director, officer and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Loss (or action or proceeding in respect thereof); provided that the Company shall not be liable in any such case to the extent that any such Loss (or action or proceeding in respect thereof) arises out of or is based upon (x) an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof or (y) such seller's failure to send or give a copy of the final prospectus to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer or controlling Person, and shall survive the transfer of such securities by such seller.  The Company shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to sellers of Registrable Securities.

6.2.

(b)  Indemnification by the Sellers.

  Each holder of Registrable Securities which are included or are to be included in any registration statement filed in connection with a Requested Registration or a Piggyback Registration, as a condition to including Registrable Securities in such registration statement, shall, to the full extent permitted by law, indemnify and hold harmless the Company, its directors and officers, and each other Person, if any, who controls the Company within the meaning of the Securities Act, against any Losses to which the Company or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through a written instrument sent by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, or (y) such seller’s failure to send or give a copy of the final prospectus to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller.  Such holders shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to the Company.

6.3.

(c)  Notices of Claims, etc.

  Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraph (a) or (b) of this Section 6, such Indemnified Party will, if a claim in respect thereof is to be made against an Indemnifying Party pursuant to such paragraphs, give written notice to the latter of the commencement of such action, provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under the preceding paragraphs of this Section 6, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice.  In case any such action is brought against an Indemnified Party, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party or Indemnified Parties shall have the right to employ one counsel to represent it or them if, in the reasonable judgment of the Indemnified Party or Indemnified Parties, it is advisable for it or them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the Indemnifying Party, and in that event the reasonable fees and expenses of such one counsel shall be paid by the Indemnifying Party.  If the Indemnifying Party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for the Indemnified Parties with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such

 Indemnified Party and any other Indemnified Parties with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel for the Indemnified Parties or counsels.  No Indemnifying Party shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.  No Indemnifying Party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

6.4.

(d)  Contribution.

  If the indemnity and reimbursement obligation provided for in any paragraph of this Section 6 is unavailable or insufficient to hold harmless an Indemnified Party in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph.  The amount paid by an Indemnified Party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any Loss which is the subject of this paragraph.

No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Indemnifying Party if the Indemnifying Party was not guilty of such fraudulent misrepresentation.

6.5.

(e)  Other Indemnification.

  Indemnification similar to that specified in the preceding paragraphs of this Section 6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.  The provisions of this Section 6 shall be in addition to any other rights to indemnification or contribution which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

6.6.

(f)  Indemnification Payments.

  The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Losses are incurred.

7.

7.  COVENANTS RELATING TO RULE 144.

  If at any time the Company is required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company will file reports in compliance with the Exchange Act, will comply with all rules and regulations of the Commission applicable in connection with the use of Rule 144 and take such other actions and furnish such holder with such other information as such holder may request in order to avail itself of such rule or any other rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration, and will, at its expense, forthwith upon the request of any holder of Registrable Securities, deliver to such holder a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's Commission file number, (d) the number of shares of each class of stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder.  If at any time the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company at its expense will, forthwith upon the written request of the holder of any Registrable Securities, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144.

8.

8.  DEFINITIONS.

(a)  Except as otherwise specifically indicated, the following terms will have the following meanings for all purposes of this Agreement:

"Agreement" means this Registration Rights Agreement, as the same shall be amended from time to time.

"Business Day" means a day other than Saturday, Sunday or any other day on which banks located in the State of New York are authorized or obligated to close.

"Commission" means the United States Securities and Exchange Commission, or any successor governmental agency or authority.

"Common Stock" means shares of Common Stock, par value $0.01 per share, of the Company, as constituted on the date hereof, and any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock.

"Company" has the meaning ascribed to it in the preamble.

"Cutback Registration" means any Requested Registration or Piggyback Registration to be effected as an underwritten Public Offering in which the Managing Underwriter with respect thereto advises the Company and the Requesting Holders in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceed the number which can be sold in such offering without a material reduction in the selling price anticipated to be received for the securities to be sold in such Public Offering.

"Effective Registration" means, subject to the last sentence of Section 1(f), a Requested Registration which (a) has been declared or ordered effective in accordance with the rules of the Commission, and (b) has been kept effective for the period of time contemplated by Section 3(b) and (c) has resulted in at least seventy-five percent (75%) of the Registrable Securities requested to be included in such registration actually being sold (except by reason of some act or omission on the part of the Requesting Holders).  Notwithstanding the foregoing, a registration that does not become effective after it has been filed with the Commission solely by reason of the refusal to proceed of the Requesting Holders shall be deemed to be an Effective Registration for purposes of this Agreement.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Indemnified Party" means a party entitled to indemnity in accordance with Section 6.

"Indemnifying Party" means a party obligated to provide indemnity in accordance with Section 6.

"Inspectors" has the meaning ascribed to it in Section 3(j).

"Losses" has the meaning ascribed to it in Section 6(a).

"Managing Underwriter" means, with respect to any Public Offering, the underwriter or underwriters managing such Public Offering.

"NASD" means the National Association of Securities Dealers.

"Notice of Piggyback Registration" has the meaning ascribed to it in Section 2(a).

"Notice of Requested Registration" has the meaning ascribed to it in Section 1(a).

"Person" means any natural person, corporation, general partnership, limited partnership, proprietorship, other business organization, trust, union or association.

"Piggyback Registration" means any registration of equity securities of the Company of the same class as the Registrable Securities under the Securities Act (other than a registration in respect of a dividend reinvestment or similar plan for stockholders of the Company or on Form S-4 or Form S-8 promulgated by the Commission, or any successor or similar forms thereto), whether for sale for the account of the Company or for the account of any holder of securities of the Company (other than Registrable Securities), including a registration by the Company under the circumstances described in Section 1(f).

"Public Offering" means any offering of Common Stock to the public, either on behalf of the Company or any of its securityholders, pursuant to an effective registration statement under the Securities Act.

"Records" has the meaning ascribed to it in Section 3(j).

"Registrable Securities" means (i) the Shares, (ii) any additional shares of Common Stock issued or distributed by way of a dividend, stock split or other distribution in respect of the Shares, or acquired by way of any rights offering or similar offering made in respect of the Shares and (iii) any shares of Common Stock subject to a registration rights agreement with terms substantially the same as the terms hereof.  As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144, (iii) they are otherwise transferred or (iv) they shall have ceased to be outstanding.

"Registration Expenses" means all expenses incident to the Company's performance of or compliance with its obligations under this Agreement to effect the registration of Registrable Securities in a Requested Registration or a Piggyback Registration, including, without limitation, all registration, filing, securities exchange listing and NASD fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of a single counsel retained by the holders of a majority of the Registrable Securities being registered, premiums and other costs of policies of insurance against liabilities arising out of the Public Offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, in respect of Registrable Securities, which shall be payable by each holder thereof.

"Requesting Holders" means, with respect to any Requested Registration or Piggyback Registration, the holders of Registrable Securities requesting to have Registrable Securities included in such registration in accordance with this Agreement.

"Requested Registration" means any registration of Registrable Securities under the Securities Act effected in accordance with Section 1.

"Rule 144" means Rule 144 promulgated by the Commission under the Securities Act, and any successor provision thereto.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Shares" has the meaning ascribed to it in the preamble.

(b)  Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; and (iv) the term "Section" refers to the specified Section of this Agreement.  Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.

9.

9.  MISCELLANEOUS.

9.1.

(a)  Notices.

  All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

If to Investor, to:

Kansas City Life Insurance Company

3520 Broadway

Kansas City, Missouri  64110

Facsimile No.: 816-753-1354

Attn: Kim Martin and Vice President of Securities Department

If to the Company, to:

First Albany Companies Inc.

30 S. Pearl Street

Albany, New York 12207

Facsimile No.:  518-447-8068

Attn:  Chief Financial Officer and General Counsel

With respect to any other holder of Registrable Securities, such notices, requests and other communications shall be sent to the addresses set forth in the security transfer records regularly maintained by the Company.  All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section).  Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

9.2.

(b)  Entire Agreement.

  This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

9.3.

(c)  Amendment.

  This Agreement may be amended, supplemented or modified only by a written instrument (which may be executed in any number of counterparts) duly executed by or on behalf of each of the parties hereto.

9.4.

(d)  Waiver.

  Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition.  No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Agreement on any future occasion.

9.5.

(e)  No Third Party Beneficiary.

  The terms and provisions of this Agreement are intended solely for the benefit of each party hereto, their respective successors or permitted assigns and any other holder of Registrable Securities, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under Section 6.

9.6.

(f)  Successors and Assigns.

  This Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.  This Agreement may not be assigned by the Investor except in connection with the transfer of, and to the transferee of, the Warrants.

9.7.

(g)  Headings.

  The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

9.8.

(h)  Invalid Provisions.

  If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof and (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

9.9.

(i)  Remedies.

  Except as otherwise expressly provided for herein, no remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.  The election of any one or more remedies by any party hereto shall not constitute a waiver by any such party of the right to pursue any other available remedies.

Damages in the event of breach of this Agreement by a party hereto or any other holder of Registrable Securities would be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to seek an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof and the Company and each holder of Registrable Securities, by its acquisition of such Registrable Securities, hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief.  The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

9.10.

(j)  Governing Law.

  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

9.11.

(k)  Counterparts.

  This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.

KANSAS CITY LIFE INSURANCE COMPANY

By: __________________________

    Name:

    Title:

FIRST ALBANY COMPANIES INC.

By: __________________________

    Name:

    Title:

EXECUTION COPY

FIRST ALBANY COMPANIES INC.

REGISTRATION RIGHTS AGREEMENT

Dated as of June 13, 2003

This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience only.

Page

 No.

(a)  Registration Request.

(b)  Limitations on Requested Registration.

2

(c)  Registration Statement Form.

2

(d)  Registration Expenses.

2

(e)  Priority in Cutback Registrations.

2

(f)  Preemption of Requested Registration.

3

2.  Piggyback Registrations.

3

(a)  Right to Include Registrable Securities.

3

(b)  Registration Expenses.

4

(c)  Priority in Cutback Registrations.

4

3.  Registration Procedures.

4

4.  Underwritten Offerings.

8

(a)  Underwritten Requested Offerings.

8

(b)  Underwritten Piggyback Offerings.

8

5.  Holdback Agreements.

9

(a)  By the Holders of Registrable Securities.

9

(b)  By the Company and Other Securityholders.

9

6.  Indemnification.

0

(a)  Indemnification by the Company.

0

(b)  Indemnification by the Sellers.

0

(c)  Notices of Claims, etc.

1

(d)  Contribution.

2

(e)  Other Indemnification.

2

(f)  Indemnification Payments.

3

7.  Covenants Relating to Rule 144.

3

8.  Definitions.

3

9.  Miscellaneous.

6

(a)  Notices.

6

(b)  Entire Agreement.

6

(c)  Amendment.

7

(d)  Waiver.

7

(e)  No Third Party Beneficiary.

7

(f)  Successors and Assigns.

7

(g)  Headings.

7

(h)  Invalid Provisions.

7

(i)  Remedies.

8

(j)  Governing Law.

8

(k)  Counterparts.

8

- # -

FIRST ALBANY COMPANIES INC.

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT dated as of June 13, 2003 is made and entered into by and between Farm Bureau Life Insurance Company, an Iowa corporation (the "Investor"), and First Albany Companies Inc., a New York corporation (the "Company").  Capitalized terms not otherwise defined herein have the meanings set forth in Section 8.

WHEREAS, pursuant to a note purchase agreement dated as of June 13, 2003 (the “Note Purchase Agreement”) by and between the Company and the Purchasers named therein (including the Investor), the Company, on the date hereof, has issued and sold $10,000,000 aggregate principal amount of its 8.5% Senior Notes due 2010 (the “Notes”) to the Purchasers pursuant to the terms and conditions set forth therein;

WHEREAS, on the date hereof, the Company has issued, executed, and delivered a Warrant (the “Warrant”) exercisable for two hundred thousand (200,000) shares of Common Stock of the Company (the “Shares”) to the Investor; and

WHEREAS, to induce the Investor to purchase the Notes (and as a condition precedent to such purchase) and the Warrant, the Note Purchase Agreement requires that the Company enter into this Agreement with the Investor;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

10.

1.  REQUESTED REGISTRATION.

10.1.

(a)  Registration Request.

  On one occasion, at any time commencing two years after the date hereof, upon the written request of the Investor requesting that the Company effect the registration under the Securities Act of all of such Investor's Registrable Securities and the intended method of disposition thereof, the Company will promptly give written notice (a "Notice of Requested Registration") of such request to all other holders of Registrable Securities, and thereupon will use commercially reasonable efforts to effect the registration under the Securities Act of

(i)  the Registrable Securities which the Company has been so requested to register by the Investor, and

(ii)  all other Registrable Securities the holders of which have made written requests to the Company for registration thereof within fifteen (15) days after the giving of the Notice of Requested Registration, all to the extent required to permit the disposition (in accordance with the intended method thereof) of the Registrable Securities so to be registered.  If requested by the holders of a majority of the Registrable Securities requested to be included in any Requested Registration, the method of disposition of all Registrable Securities included in such registration shall be an underwritten offering effected in accordance with Section 4(a).  Notwithstanding the foregoing, the Company may postpone taking action with respect to a Requested Registration for a reasonable period of time after receipt of the original request (not exceeding one hundred eighty (180) days) if, in the good faith opinion of the Company's Board of Directors, effecting the registration would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require the Company to make public disclosure of information the public disclosure of which would have a material adverse effect upon the Company, provided that the Company shall not delay such action pursuant to this sentence more than once in any twelve (12) month period.  Subject to paragraph (e), the Company may include in such registration other securities of the same class as the Registrable Securities for sale for its own account or for the account of any other Person.

10.2.

(b)  Limitations on Requested Registration.

  Notwithstanding anything herein to the contrary, the Company shall not be required to honor a request for a Requested Registration if

(i)

such request is received with respect to Registrable Securities that may immediately be sold under Rule 144 during any ninety (90) day period;

(i)

such request is received by the Company less than one hundred eighty (180) days following the effective date of any previous registration statement filed in connection with a Piggyback Registration, regardless of whether any holder of Registrable Securities exercised its rights under this Agreement with respect to such registration; or

(ii)

the Shares covered by such Requested Registration have previously been covered by an Effective Registration.

i.1.

(c)  Registration Statement Form.

  A Requested Registration shall be on such appropriate registration form promulgated by the Commission as shall be selected by the Company and shall permit the disposition of such Registrable Securities in accordance with the intended method of disposition.

i.2.

(d)  Registration Expenses.

  The Company will pay all Registration Expenses incurred in connection with a Requested Registration.

i.3.

(e)  Priority in Cutback Registrations.

  If a Requested Registration becomes a Cutback Registration, the Company will include in any such registration to the extent of the number which the Managing Underwriter advises the Company can be sold in such offering (i) first, Registrable Securities requested to be included in such registration pro rata on the basis of the number of Registrable Securities requested to be included by such holders, and (ii) second, other securities of the Company proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among the Company and the holders of such other securities; and any securities so excluded shall be withdrawn from and shall not be included in such Requested Registration.

i.4.

(f)  Preemption of Requested Registration.

  Notwithstanding anything to the contrary contained herein, at any time within thirty (30) days after receiving a written request for a Requested Registration, the Company may elect to effect an underwritten primary registration in lieu of the Requested Registration if the Company's Board of Directors believes that such primary registration would be in the best interests of the Company or if the Managing Underwriter for the Requested Registration advises the Company in writing that in its opinion, in order to sell the Registrable Securities to be sold, the Company should include its own securities.  If the Company so elects to effect a primary registration, the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and shall afford the holders of the Registrable Securities rights contained in Section 2 with respect to Piggyback Registrations.  In the event that the Company so elects to effect a primary registration after receiving a request for a Requested Registration, the requests for a Requested Registration shall be deemed to have been withdrawn and such primary registration shall not be deemed to be a Requested Registration.

2.

2.  PIGGYBACK REGISTRATIONS.

2.1.

(a)  Right to Include Registrable Securities.

  Notwithstanding any limitation contained in Section 1, if the Company at any time proposes after the date hereof to effect a Piggyback Registration, including in accordance with Section 1(f), it will each such time give written notice (a "Notice of Piggyback Registration"), at least fifteen (15) days prior to the anticipated filing date, to all holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 2, which Notice of Piggyback Registration shall include a description of the intended method of disposition of such securities.  Upon the written request of any such holder made within fifteen (15) days after receipt of a Notice of Piggyback Registration (which request shall specify the Registrable Securities intended to be disposed of by such holder), the Company will, subject to the other provisions of this Agreement, include in the registration statement relating to such Piggyback Registration all Registrable Securities which the Company has been so requested to register, all to the extent required to permit the disposition of such Registrable Securities in accordance with the intended method of disposition set forth in the Notice of Piggyback Registration.  Notwithstanding the foregoing, if, at any time after giving a Notice of Piggyback Registration and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith) without prejudice, however, to the rights of any Requesting

Holder entitled to do so to request that such registration be effected as a Requested Registration under Section 1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.  No registration effected under this Section 2 shall relieve the Company of its obligations to effect a Requested Registration under Section 1.

2.2.

(b)  Registration Expenses.

  The Company will pay all Registration Expenses incurred in connection with each Piggyback Registration.

2.3.

(c)  Priority in Cutback Registrations.

  If a Piggyback Registration becomes a Cutback Registration, the Company will include in such registration to the extent of the amount of the securities which the Managing Underwriter advises the Company can be sold in such offering:

(i)  if such registration as initially proposed by the Company was solely a primary registration of its securities, (x) first, the securities proposed by the Company to be sold for its own account, and (y) second, any Registrable Securities requested to be included in such registration by Requesting Holders, pro rata on the basis of the number of Registrable Securities requested to be included by such holders; and

(ii)  if such registration as initially proposed by the Company was in whole or in part requested by holders of securities of the Company, pursuant to demand registration rights, (x) first, such securities held by the holders initiating such registration and, if applicable, any securities proposed by the Company to be sold for its own account, allocated in accordance with the priorities then existing among the Company and such holders, and (y) second, any Registrable Securities requested to be included in such registration by Requesting Holders, pro rata on the basis of the number of Registrable Securities requested to be included by such holders;

and any securities so excluded shall be withdrawn from and shall not be included in such Piggyback Registration.

3.

3.  REGISTRATION PROCEDURES.

  If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 1 or Section 2, the Company will use commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof.  Without limiting the foregoing, the Company in each such case will, as expeditiously as possible, use commercially reasonable efforts:

(a)  to prepare and file with the Commission the requisite registration statement to effect such registration and to cause such registration statement to become effective;

(b)  prepare and file with the Commission such amendments and supplements to such registration statement and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement, in accordance with the intended methods of disposition thereof, until the earlier of (i) such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (ii) ninety (90) days after such registration statement becomes effective;

(c)  promptly notify each Requesting Holder and the underwriter or underwriters, if any:

(i)

when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

(ii)

of the notification to the Company by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of, or of the issuance by the Commission of, any stop order suspending the effectiveness of such registration statement; and

(iii)

of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

(d)  furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to such holder's Registrable Securities, and such other documents, as such seller may reasonably request to facilitate the disposition of its Registrable Securities;

(e)  to register or qualify all Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each holder thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holder, except that the Company shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph (e) be obligated to be so qualified, (ii) to subject itself to taxation in any such jurisdiction or (iii) to consent to general service of process in any jurisdiction;

(f)  use reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable each holder thereof to consummate the disposition of such Registrable Securities;

(g)  furnish to each Requesting Holder a signed counterpart, addressed to such holder (and the underwriters, if any), of

(i)  an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), and

(ii)  a "comfort" letter, if customary for such transaction and in accordance with SAS 72, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten Public Offerings of securities and, in the case of the accountants' letter, such other financial matters, as such holder (or the underwriters, if any) may reasonably request;

(h)  notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such holder promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(i)  otherwise use reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12)

months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(j)  make available for inspection by a seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement.  Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public.  The seller of Registrable Securities agrees by acquisition of such Registrable Securities that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(k)  provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

(l)  use reasonable efforts to cause all Registrable Securities covered by such registration statement to be listed, upon official notice of issuance, on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed.

The Company may require each holder of Registrable Securities as to which any registration is being effected to, and each such holder, as a condition to including Registrable Securities in such registration, shall, furnish the Company with such information and affidavits regarding such holder and the distribution of such securities as the Company may from time to time reasonably request in writing in connection with such registration.

Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (h), such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (h) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.  In the event the Company shall give any such notice, the period referred to in paragraph (b) shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to paragraph (h) and to and including the date when each holder of any Registrable Securities covered by such registration statement shall receive the copies of the supplemented or amended prospectus contemplated by paragraph (h).

4.

4.  UNDERWRITTEN OFFERINGS.

4.1.

(a)  Underwritten Requested Offerings.

  In the case of any underwritten Public Offering being effected pursuant to a Requested Registration, the Managing Underwriter and any other underwriter or underwriters with respect to such offering shall be selected, after consultation with the holders of the Registrable Securities to be included in such underwritten offering, by the Company with the consent of the holders of a majority of the Registrable Securities to be included in such underwritten offering, which consent shall not be unreasonably withheld.  The Company shall enter into an underwriting agreement in customary form with such underwriter or underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in Section 6.  The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters also be made to and for their benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to their obligations.  No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder and its ownership of the securities being registered on its behalf and such holder's intended method of distribution and any other representation required by law.  No Requesting Holder may participate in such underwritten offering unless such holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement.  If any Requesting Holder disapproves of the terms of an underwriting, such holder may elect to withdraw therefrom and from such registration by notice to the Company and the Managing Underwriter, and each of the remaining Requesting Holders shall be entitled to increase the number of Registrable Securities being registered to the extent of the Registrable Securities so withdrawn in the proportion which the number of Registrable Securities being registered by such remaining Requesting Holder bears to the total number of Registrable Securities being registered by all such remaining Requesting Holders.

4.2.

(b)  Underwritten Piggyback Offerings.

  If the Company at any time proposes to register any of its securities in a Piggyback Registration and such securities are to be distributed by or through one or more underwriters, the Company will, subject to the provisions of Section

 2(c), use commercially reasonable efforts, if requested by any holder of Registrable Securities, to arrange for such underwriters to include the Registrable Securities to be offered and sold by such holder Requesting Holders among the securities to be distributed by such underwriters, and such holders shall be obligated to sell their Registrable Securities in such Piggyback Registration through such underwriters on the same terms and conditions as apply to the other Company securities to be sold by such underwriters in connection with such Piggyback Registration.  The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriter or underwriters.  No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder and its ownership of the securities being registered on its behalf and such holder's intended method of distribution and any other representation required by law.  No Requesting Holder may participate in such underwritten offering unless such holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement.  If any Requesting Holder disapproves of the terms of an underwriting, such holder may elect to withdraw therefrom and from such registration by notice to the Company and the Managing Underwriter, and each of the remaining Requesting Holders shall be entitled to increase the number of Registrable Securities being registered to the extent of the Registrable Securities so withdrawn in the proportion which the number of Registrable Securities being registered by such remaining Requesting Holder bears to the total number of Registrable Securities being registered by all such remaining Requesting Holders.

5.

5.  HOLDBACK AGREEMENTS.

5.1.

(a)  By the Holders of Registrable Securities.

  Unless the Managing Underwriter (or, in the case of a non-underwritten Public Offering, the Company) otherwise agrees, each holder of Registrable Securities, by acquisition of such Registrable Securities, agrees, to the extent permitted by law, not to effect any public sale or distribution (including a sale under Rule 144) of such securities, or any securities convertible into or exchangeable or exercisable for such securities, during the fourteen (14) days prior to and the ninety (90) days after the effective date of any registration statement filed by the Company in connection with a Public Offering, except as part of such registration statement, whether or not such holder participates in such registration.

5.2.

(b)  By the Company and Other Securityholders.

  Unless the Managing Underwriter otherwise agrees, the Company agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the fourteen (14) days prior to and the ninety (90) days after the effective date of the registration statement filed in connection with an underwritten offering made pursuant to a Requested Registration, except as part of such underwritten registration and except pursuant to registrations on Form S-4 or Form S-8 promulgated by the Commission or any successor or similar forms thereto.

6.

6.  INDEMNIFICATION.

6.1.

(a)  Indemnification by the Company.

  The Company shall, to the full extent permitted by law, indemnify and hold harmless each seller of Registrable Securities included in any registration statement filed in connection with a Requested Registration or a Piggyback Registration, its directors and officers, and each other Person, if any, who controls any such seller within the meaning of the Securities Act, against any Losses, claims, damages, expenses or liabilities, joint or several (together, "Losses"), to which such seller or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and the Company shall reimburse such seller and each such director, officer and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Loss (or action or proceeding in respect thereof); provided that the Company shall not be liable in any such case to the extent that any such Loss (or action or proceeding in respect thereof) arises out of or is based upon (x) an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof or (y) such seller's failure to send or give a copy of the final prospectus to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer or controlling Person, and shall survive the transfer of such securities by such seller.  The Company shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to sellers of Registrable Securities.

6.2.

(b)  Indemnification by the Sellers.

  Each holder of Registrable Securities which are included or are to be included in any registration statement filed in connection with a Requested Registration or a Piggyback Registration, as a condition to including Registrable Securities in such registration statement, shall, to the full extent permitted by law, indemnify and hold harmless the Company, its directors and officers, and each other Person, if any, who controls the Company within the meaning of the Securities Act, against any Losses to which the Company or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through a written instrument sent by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, or (y) such seller’s failure to send or give a copy of the final prospectus to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller.  Such holders shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to the Company.

6.3.

(c)  Notices of Claims, etc.

  Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraph (a) or (b) of this Section 6, such Indemnified Party will, if a claim in respect thereof is to be made against an Indemnifying Party pursuant to such paragraphs, give written notice to the latter of the commencement of such action, provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under the preceding paragraphs of this Section 6, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice.  In case any such action is brought against an Indemnified Party, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party or Indemnified Parties shall have the right to employ one counsel to represent it or them if, in the reasonable judgment of the Indemnified Party or Indemnified Parties, it is advisable for it or them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the Indemnifying Party, and in that event the reasonable fees and expenses of such one counsel shall be paid by the Indemnifying Party.  If the Indemnifying Party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for the Indemnified Parties with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such

 Indemnified Party and any other Indemnified Parties with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel for the Indemnified Parties or counsels.  No Indemnifying Party shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.  No Indemnifying Party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

6.4.

(d)  Contribution.

  If the indemnity and reimbursement obligation provided for in any paragraph of this Section 6 is unavailable or insufficient to hold harmless an Indemnified Party in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph.  The amount paid by an Indemnified Party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any Loss which is the subject of this paragraph.

No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Indemnifying Party if the Indemnifying Party was not guilty of such fraudulent misrepresentation.

6.5.

(e)  Other Indemnification.

  Indemnification similar to that specified in the preceding paragraphs of this Section 6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.  The provisions of this Section 6 shall be in addition to any other rights to indemnification or contribution which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

6.6.

(f)  Indemnification Payments.

  The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Losses are incurred.

7.

7.  COVENANTS RELATING TO RULE 144.

  If at any time the Company is required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company will file reports in compliance with the Exchange Act, will comply with all rules and regulations of the Commission applicable in connection with the use of Rule 144 and take such other actions and furnish such holder with such other information as such holder may request in order to avail itself of such rule or any other rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration, and will, at its expense, forthwith upon the request of any holder of Registrable Securities, deliver to such holder a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's Commission file number, (d) the number of shares of each class of stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder.  If at any time the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company at its expense will, forthwith upon the written request of the holder of any Registrable Securities, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144.

8.

8.  DEFINITIONS.

(a)  Except as otherwise specifically indicated, the following terms will have the following meanings for all purposes of this Agreement:

"Agreement" means this Registration Rights Agreement, as the same shall be amended from time to time.

"Business Day" means a day other than Saturday, Sunday or any other day on which banks located in the State of New York are authorized or obligated to close.

"Commission" means the United States Securities and Exchange Commission, or any successor governmental agency or authority.

"Common Stock" means shares of Common Stock, par value $0.01 per share, of the Company, as constituted on the date hereof, and any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock.

"Company" has the meaning ascribed to it in the preamble.

"Cutback Registration" means any Requested Registration or Piggyback Registration to be effected as an underwritten Public Offering in which the Managing Underwriter with respect thereto advises the Company and the Requesting Holders in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceed the number which can be sold in such offering without a material reduction in the selling price anticipated to be received for the securities to be sold in such Public Offering.

"Effective Registration" means, subject to the last sentence of Section 1(f), a Requested Registration which (a) has been declared or ordered effective in accordance with the rules of the Commission, and (b) has been kept effective for the period of time contemplated by Section 3(b) and (c) has resulted in at least seventy-five percent (75%) of the Registrable Securities requested to be included in such registration actually being sold (except by reason of some act or omission on the part of the Requesting Holders).  Notwithstanding the foregoing, a registration that does not become effective after it has been filed with the Commission solely by reason of the refusal to proceed of the Requesting Holders shall be deemed to be an Effective Registration for purposes of this Agreement.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Indemnified Party" means a party entitled to indemnity in accordance with Section 6.

"Indemnifying Party" means a party obligated to provide indemnity in accordance with Section 6.

"Inspectors" has the meaning ascribed to it in Section 3(j).

"Losses" has the meaning ascribed to it in Section 6(a).

"Managing Underwriter" means, with respect to any Public Offering, the underwriter or underwriters managing such Public Offering.

"NASD" means the National Association of Securities Dealers.

"Notice of Piggyback Registration" has the meaning ascribed to it in Section 2(a).

"Notice of Requested Registration" has the meaning ascribed to it in Section 1(a).

"Person" means any natural person, corporation, general partnership, limited partnership, proprietorship, other business organization, trust, union or association.

"Piggyback Registration" means any registration of equity securities of the Company of the same class as the Registrable Securities under the Securities Act (other than a registration in respect of a dividend reinvestment or similar plan for stockholders of the Company or on Form S-4 or Form S-8 promulgated by the Commission, or any successor or similar forms thereto), whether for sale for the account of the Company or for the account of any holder of securities of the Company (other than Registrable Securities), including a registration by the Company under the circumstances described in Section 1(f).

"Public Offering" means any offering of Common Stock to the public, either on behalf of the Company or any of its securityholders, pursuant to an effective registration statement under the Securities Act.

"Records" has the meaning ascribed to it in Section 3(j).

"Registrable Securities" means (i) the Shares, (ii) any additional shares of Common Stock issued or distributed by way of a dividend, stock split or other distribution in respect of the Shares, or acquired by way of any rights offering or similar offering made in respect of the Shares and (iii) any shares of Common Stock subject to a registration rights agreement with terms substantially the same as the terms hereof.  As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144, (iii) they are otherwise transferred or (iv) they shall have ceased to be outstanding.

"Registration Expenses" means all expenses incident to the Company's performance of or compliance with its obligations under this Agreement to effect the registration of Registrable Securities in a Requested Registration or a Piggyback Registration, including, without limitation, all registration, filing, securities exchange listing and NASD fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of a single counsel retained by the holders of a majority of the Registrable Securities being registered, premiums and other costs of policies of insurance against liabilities arising out of the Public Offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, in respect of Registrable Securities, which shall be payable by each holder thereof.

"Requesting Holders" means, with respect to any Requested Registration or Piggyback Registration, the holders of Registrable Securities requesting to have Registrable Securities included in such registration in accordance with this Agreement.

"Requested Registration" means any registration of Registrable Securities under the Securities Act effected in accordance with Section 1.

"Rule 144" means Rule 144 promulgated by the Commission under the Securities Act, and any successor provision thereto.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Shares" has the meaning ascribed to it in the preamble.

(b)  Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; and (iv) the term "Section" refers to the specified Section of this Agreement.  Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.

9.

9.  MISCELLANEOUS.

9.1.

(a)  Notices.

  All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

If to Investor, to:

Farm Bureau Life Insurance Company

5400 University Avenue

West Des Moines, Iowa  50266

Facsimile No.: (515) 225-4653

Attn: Financial Services

If to the Company, to:

First Albany Companies Inc.

30 S. Pearl Street

Albany, New York 12207

Facsimile No.:  518-447-8068

Attn:  Chief Financial Officer and General Counsel

With respect to any other holder of Registrable Securities, such notices, requests and other communications shall be sent to the addresses set forth in the security transfer records regularly maintained by the Company.  All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section).  Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

9.2.

(b)  Entire Agreement.

  This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

9.3.

(c)  Amendment.

  This Agreement may be amended, supplemented or modified only by a written instrument (which may be executed in any number of counterparts) duly executed by or on behalf of each of the parties hereto.

9.4.

(d)  Waiver.

  Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition.  No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Agreement on any future occasion.

9.5.

(e)  No Third Party Beneficiary.

  The terms and provisions of this Agreement are intended solely for the benefit of each party hereto, their respective successors or permitted assigns and any other holder of Registrable Securities, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under Section 6.

9.6.

(f)  Successors and Assigns.

  This Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.  This Agreement may not be assigned by the Investor except in connection with the transfer of, and to the transferee of, the Warrant.

9.7.

(g)  Headings.

  The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

9.8.

(h)  Invalid Provisions.

  If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof and (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

9.9.

(i)  Remedies.

  Except as otherwise expressly provided for herein, no remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.  The election of any one or more remedies by any party hereto shall not constitute a waiver by any such party of the right to pursue any other available remedies.

Damages in the event of breach of this Agreement by a party hereto or any other holder of Registrable Securities would be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to seek an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof and the Company and each holder of Registrable Securities, by its acquisition of such Registrable Securities, hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief.  The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

9.10.

(j)  Governing Law.

  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

9.11.

(k)  Counterparts.

  This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.

FARM BUREAU LIFE INSURANCE COMPANY

By: __________________________

    Name:

    Title:

FIRST ALBANY COMPANIES INC.

By: __________________________

    Name:

    Title: